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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 8, 2000

                         INTERACT COMMERCE CORPORATION
                       (formerly SalesLogix Corporation)

               (Exact name of registrant as specified in charter)

         Delaware                     0-26161                  86-0808340
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

                     8800 N. Gainey Center Drive, Suite 200
                           Scottsdale, Arizona 85258
              (Address of principal executive offices) (Zip Code)

                                 (480) 368-3700
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

     On May 8, 2000, we announced the appointment of John Harbottle as our new Chief Financial Officer. A press release relating to this event is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

Exhibit No.    Description
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
  99.1         Press Release dated May 8, 2000.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERACT COMMERCE CORPORATION


                                        By: /s/ Gary R. Acord
                                            -------------------------
                                            Gary R. Acord
                                            Chief Financial Officer

Dated: May 8, 2000

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